UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 17, 2009

Smart Online, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 320, Durham, North Carolina		27703
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On April 17, 2009, Smart Online, Inc. (the "Company") dismissed Sherb & Co., LLP ("Sherb") as the Company’s independent registered public accounting firm and appointed Cherry, Bekaert & Holland, L.L.P. ("CB&H") as its independent registered public accounting firm for the fiscal year ending December 31, 2009. The decision to change accountants was approved by the Audit Committee of the Company’s Board of Directors at a meeting held on April 16, 2009 and was due to the desire to rotate accounting firms as well as for CB&H’s closer geographic proximity to the Company.

There were no "disagreements" (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Sherb at any time during the fiscal years ended December 31, 2007 and December 31, 2008 and the period January 1, 2009 through April 17, 2009 regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that if not resolved to the satisfaction of Sherb would have caused it to make reference to the subject matter of such disagreements in connection with its reports. In addition, during the same periods, no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) arose in the context of the Company’s relationship with Sherb. Sherb’s reports on the financial statements of the Company for the fiscal years ended December 31, 2007 and December 31, 2008 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report on the financial statements of the Company for the fiscal year ended December 31, 2008 contained an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

The Company requested that Sherb furnish the Company with a letter addressed to the Securities and Exchange Commission stating that Sherb agrees with the above statements. A copy of Sherb’s letter, dated April 20, 2009, is filed as Exhibit 16.1 to this report.

During the fiscal years ended December 31, 2007 and 2008 and through April 17, 2009, neither the Company nor anyone on the Company’s behalf consulted with CB&H regarding (i) either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and CB&H did not provide any written report or oral advice to the Company that CB&H concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter from Sherb & Co., LLP to the Securities and Exchange Commission dated April 20, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Online, Inc.

April 20, 2009	By:	Timothy L. Krist

Name: Timothy L. Krist
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Sherb & Co., LLP to the Securities and Exchange Commission dated April 20, 2009